Exhibit 99.2

Advent Software, Inc. First Quarter 2011 Earnings Highlights April 26, 2011 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under 2011 guidance, and statements regarding our revenue growth, market acceptance and demand for our products that will drive top line growth, international expansion, synergies related to our acquisition of Syncova Solutions Limited, and the momentum of the business, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Limited, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q111 Highlights Annual Contract Value (ACV) for term license and Advent OnDemand contracts was $5.1M Revenue of $75.3M Up 13% from Q110 17% of revenue is international, up from 14% in Q110 89% of revenue is recurring GAAP Operating Margin of 15% Up 4 points from Q110 Non-GAAP Operating Margin of 23% Up 4 points from Q110 Operating cash flow of $11.6M Syncova Acquisition Purchase price of $25M 17 employees Raising full year revenue guidance range by $3M to $310M - $317M

ADVS Q111 Financial Highlights Metric Q110 Q111 $ +/- % +/- Annual Contract Value, including term license and Advent OnDemand contracts ($M) $7.3 $5.1 ($2.2) (30%) Revenue ($M) $66.7 $75.3 $8.6 13% Operating Cash Flow ($M) $12.5 $11.6 ($0.9) (8%) GAAP Operating Margin 10.9% 15.3% 4.4 pts n/a GAAP Diluted EPS $0.08 $0.14 $0.06 83% Non-GAAP Operating Margin1 19.1% 23.5% 4.4 pts n/a Non-GAAP Diluted EPS1 $0.14 $0.21 $0.06 45% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($M) $28 $28 $25.5 Includes Advent OnDemand Contracts * Totals, $+/- and % +/- may not recalculate due to rounding Annual Contract Value by Quarter Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 ACV of term license contracts ($M) 3.3 3.6 6.0 8.9 ACV of Advent OnDemand contracts ($M) 1.1 0.7 0.8 1.1 ACV of term license and Advent OnDemand contracts ($M) 4.4 4.3 6.8 10.0 7.3 6.5 7.6 10.5 5.1

ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Growing Revenue ($M) Q1 2011 revenue was 83% domestic,17% international Q1 2011 revenue was 89% recurring, 11% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Deferred Revenue Driven By Term Lic. ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154

ADVS Operating Cash Flow ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Revenue Components ($M) Q110 Q111 $ +/- % +/- Recurring $60.1 $67.3 $7.2 12% Term License Revenue $24.9 $30.4 $5.5 22% Perpetual Maintenance $18.5 $18.1 ($0.4) (2%) Other Recurring 1 $16.7 $18.8 $2.1 12% Non-Recurring $6.6 $8.0 $1.4 22% Total Revenue $66.7 $75.3 $8.6 13% 1 Includes OnDemand, Data Services, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Q108-Q410 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year 103% 103% 98% 93% 85% 87% 89% 89% 90% 91% 91% 95% 104% 109% 101% 98% 95% 95% 89% 94% 97% 97% 93% 0% 20% 40% 60% 80% 100% 120% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Initial renewal/run rate Updated renewal/run rate

ADVS 2011 Guidance Guidance Q211 FY11 Total Revenue ($M) $75M - $77M $310M - $317M YoY Revenue Growth 8% - 11% 9% - 12% GAAP Operating Margin 13% - 14% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 6% - 7% Non-GAAP Operating Margin * 21% - 22% Operating Cash Flow ($M) $81M - $85M YoY Operating Cash Flow Growth 6% - 11% Capital Expenditures, incl. cap’d SW devel. ($M) $12M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to Non-GAAP guidance on slide #14

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 51,783 $ 69% 11,527 $ 15% 7,904 $ Amortization of acquired developed technology 916 916 916 Amortization of other acquired intangibles - 320 320 Stock-based compensation - cost of revenues 746 746 746 Stock-based compensation - operating expenses - 3,713 3,713 Acquisition related expenses - 450 450 Restructuring charges - 26 26 Income tax adjustment for non-GAAP (1) - - (2,551) Non-GAAP 53,445 $ 71% 17,698 $ 23% 11,524 $ Diluted net income per share GAAP 0.14 $ Non-GAAP 0.21 $ Shares used to compute diluted net income per share 55,339 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 46,088 $ 69% 7,272 $ 11% 4,243 $ Amortization of acquired developed technology 804 804 804 Amortization of other acquired intangibles - 315 315 Stock-based compensation - cost of revenues 704 704 704 Stock-based compensation - operating expenses - 3,581 3,581 Restructuring charges - 29 29 Income tax adjustment for non-GAAP (1) - - (1,877) Non-GAAP 47,596 $ 71% 12,705 $ 19% 7,799 $ Diluted net income per share GAAP 0.08 $ Non-GAAP 0.14 $ Shares used to compute diluted net income per share 54,277 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended March 31, 2010 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended March 31, 2011 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 13% to 14% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 6% to 7% Projected non-GAAP 21% to 22% Twelve Months Ended December 31, 2011 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.